                                                                   EXHIBIT 10.11

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                (Do not use this form for Multi-Tenant Property)

1.      BASIC PROVISIONS ("BASIC PROVISIONS").

        1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, March 27, 1997, is made by and between TOTH ENTERPRISES, a California general partnership ("LESSOR") and RONFRAN INCORPORATED d/b/a STANDARD PACIFIC INDUSTRIES, ("LESSEE"), (collectively the "PARTIES", or individually a "PARTY").

        1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 9550 Hermosa Avenue, Rancho Cucamonga, located in the County of San Bernardino, State of California and generally described as (describe briefly the nature of the property) N/A ("PREMISES"). (See Paragraph 2 for further provisions.)

        1.3 TERM: Five (5) years and 0 months ("ORIGINAL TERM") commencing March 27, 1997 ("COMMENCEMENT DATE") and ending March 31, 2002 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

        1.4 EARLY POSSESSION: N/A ("EARLY POSSESSION DATE"). (See Paragraphs 3.2 and 3.3 for further provisions.)

        1.5 BASE RENT: $20,000.00 per month ("BASE RENT"), payable on the first day of each month commencing March 27, 1997. (See Paragraph 4 for further provisions.)
  If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

        1.6 BASE RENT PAID Upon the Commencement Date as Base Rent for the period beginning on the Commencement Date.

        1.7 SECURITY DEPOSIT: $24,000 ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

        1.8 PERMITTED USE: Manufacturing of modular buildings and related offices (See Paragraph 6 for further provisions.)

        1.9 INSURING PARTY. Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

        1.10 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (See Paragraph 37 for further provisions.)

        1.11 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 50 through 54 and Exhibits all of which constitute a part of this Lease.

2.      PREMISES.

        2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

        2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, and all other non-structural portions of the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense, unless such obligation is otherwise the responsibility of Lessor as provided herein, and in such case shall be promptly performed by Lessor at Lessor's sole cost and expense.

        2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense, unless such obligation is otherwise the responsibility of Lessor as provided herein, and in such case shall be promptly performed by Lessor at Lessor's sole cost and expense.

        2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease, or as otherwise set forth in that certain Stock Purchase Agreement dated as of December 6, 1996 by and among SPI Holdings, Inc., Frank Toth and Ronald Toth, as amended (the "Stock Purchase Agreement"), and the representations and warranties contained within the Stock Purchase Agreement relating to the Premises are hereby incorporated by reference into this Lease.

3. TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

4.      RENT.

        4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction (except as hereafter provided), on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall, within ten (10) days after written request therefor, deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.      USE.

        6.1 USE Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the Premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall, within five (5) business days, give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

        6.2  HAZARDOUS SUBSTANCES.

             (a) USES REQUIRING CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statue or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

             (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to, all such documents as may be involved in any Reportable Uses involving the Premises. If any Hazardous Substances in amounts or otherwise in violation of any Applicable Law are discovered on the Premises that were caused by Lessor, its agents, employees, contractors or invitees, Lessor shall promptly cause such Hazardous Substances to be removed in compliance with all Applicable Law at Lessor's sole cost and expense and shall indemnify, defend and hold Lessee harmless in connection therewith. In the event of a contamination not caused by Lessor, its agents, employees, contractors or invitees, the terms of Paragraph 9.7 below shall govern.

             (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee, or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

        6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW" which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within twenty (20) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

        6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times during normal business hours upon prior written notice for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.      MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
        ALTERATIONS.

        7.1 LESSEE'S OBLIGATIONS.

             (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.),
7.2 (Lessor's obligation to repair), 9 (damage and destruction) and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, and non-structural if such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises, including, without limitation, the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), non-structural portions of the roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks, and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

             (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment and (ii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection.

        7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non-structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs. Notwithstanding anything to the contrary in this Paragraph 7 or elsewhere in the Lease, Lessor shall keep, repair and maintain all structural portions of the buildings and improvements on the Premises, including, without limitation, structural walls and foundations in a good and operative condition at its sole cost and expense, except where these structural elements have been modified by Lessee, or its subtenants, employees or agents. Lessor shall also make all repairs or replacement to any underground utility lines or pipes. Lessor agrees to promptly commence any such necessary repairs, maintenance or replacements to the above-referenced portions of the Premises upon receipt of a written notice from Lessee of the need for such repairs, maintenance or replacements. Notwithstanding the foregoing, any repairs, maintenance or replacements necessitated by the negligence of Lessee, its agents or employees shall be made by Lessor at the expense of Lessee, to the extent not covered by insurance.

        7.3  UTILITY INSTALLATION; TRADE FIXTURES; ALTERATIONS.

             (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed Fifty Thousand dollars ($50,000.00).

             (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law, Lessee shall promptly upon completion thereof furnish Lesor with plans and specifications therefor.

             (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and cost in participating in such action if Lessor shall decide it is to its best interest to do so.

        7.4  OWNERSHIP; REMOVAL; SURRENDER AND RESTORATION.

             (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee, to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

             (b) REMOVAL. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

             (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear and damage from casualty (not caused or otherwise the obligation of Lessee to repair as provided in Paragraph 9 below) and condemnation excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.      INSURANCE; INDEMNITY.

        8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to, or extending beyond, the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

        8.2  LIABILITY INSURANCE.

             (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage of liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

             (b) CARRIED BY LESSOR. In the event Lessor is the Insuring Party, Lessor may also maintain liability insurance described in Paragraph 8.2(a) above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein and such liability insurance shall be at Lessor's sole cost and expense.

        8.3  PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

             (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damages to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

             (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one
(1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one (1) full year's loss of rental revenues from the date of such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

             (c) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

        8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at is cost shall either by separate policy, or endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be at least eighty percent (80%) of the full replacement cost coverage. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations except in the event of a termination of this Lease and in such case Lessee shall retain the insurance proceeds and shall not replace such personal property or restore the Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least a B+, V, or other such rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "Insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

        8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

        8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties or breach of Lessor's obligations hereunder, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees, or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

        8.8 LESSOR INDEMNITY. Except for Lessee's negligence and/or breach of express warranties or breach of Lessee's obligations hereunder, Lessor shall indemnify, protect, defend and hold harmless Lessee and its assigns, subtenants, agents and employees from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, attorneys' and consultants' fees, expense, and/or liabilities arising out of, involving , or in dealing with any act, omission or neglect of Lessor, its agents, contractors, employees and out of any Default or Breach by Lessor in the performance in a timely manner of any obligation on Lessor's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessee) litigated and/or reduced to judgment, and whether well-founded or not. In case any action or proceeding be brought against Lessee by reason of any of the foregoing matters, Lessor upon notice from Lessee shall defend the same at Lessor's expense by counsel reasonably satisfactory to Lessee and Lessee shall cooperate with Lessor in such defense. Lessee need not have first paid any such claim in order to be indemnified.

        8.9 EXEMPTION OF LESSOR FROM LIABILITY. Except for Lessor's negligence or a breach of its obligations hereunder, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstance be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.      DAMAGE OR DESTRUCTION.

        9.1 DEFINITIONS.

             (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

             (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

             (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

             (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

             (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on or under the Premises.

        9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within twenty (20) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessee's damages from Lessee except as released and waived in Paragraph 8.6.

        9.5 DAMAGE NEAR END OF TERM. If at any time during the last twelve (12) months of the initial term of this Lease, or during the last six (6) months of any option term, there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor or Lessee may, at their option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to the other party of such election to do so within thirty (30) days after the date of the occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with the required funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

        9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

             (a) In the event of damage described in Paragraph 9.2 (Partial Damage - Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

             (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs. Notwithstanding anything contained in this Paragraph 9 to the contrary, in the event that following any damage or casualty to the Premises (except where caused by the negligence of Lessee, its agents or employees), Lessor has not substantially completed the repair, reconstruction or rebuilding of the Premises or if Lessee has not reopened for business within one hundred eighty (180) days from the date of casualty, Lessee may thereafter elect to cancel this Lease upon written notice to Lessor, and thereafter neither Party shall have any further obligation to the other.

        9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to

Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in paragraph 9.6(a) for a period of not to exceed twelve (12) months.

        9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

        9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.     REAL PROPERTY TAXES.

        10.1 PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

        10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. Notwithstanding the foregoing, Lessee, as the tenant hereunder, shall have no obligation to pay any increase in Real Property Taxes, if any, attributable to a transfer or change in ownership of the Premises during the Lease term or any renewal term.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be a equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.     ASSIGNMENT AND SUBLETTING.

        12.1 LESSOR'S CONSENT REQUIRED.

             (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary contained in Paragraph 12, Lessee may freely assign or sublet this Lease to Lessee's parent, subsidiary, successor, or any affiliate corporation or entity, to another corporation or entity by reason of a merger or consolidation, in connection with an asset or stock sale (whether it be a public or private sale), to another entity under the management or control of Lessee, or in connection with a public or private offering, without Lessor's prior written consent.

             (b) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent (unless, pursuant to Paragraph 12.1(a), such assignment or subletting does not require the consent of Lessor) shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c).

             (c) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

        12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

             (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

             (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

             (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

             (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

             (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor. Lessee agrees to reimburse Lessor for such actual and reasonable costs paid by Lessor to third parties in connection with reviewing Lessee's requests for consent to assignment or subletting (when such consents are required under this Lease), such reimbursement to be made within thirty (30) days following Lessee's receipt of an itemized statement detailing the nature, payee and amount of such costs.

             (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

             (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublease, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

             (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

             (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

             (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

             (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.     DEFAULT; BREACH; REMEDIES.

        13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

             (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises, provided, however, that Lessee shall not be in default in the event of such vacation or abandonment if Lessee shall maintain liability insurance (and provide Lessor with a satisfactory certificate of insurance) covering the vacated or abandoned Premises and shall pay any additional premium increase in Lessor's insurance policies required to be maintained hereunder attributable to such vacation or abandonment.

             (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, where such failure continues for a period of ten (10) days following written notice thereof by or on behalf of Lessor to Lessee.

             (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (ii) a Tenancy Statement per Paragraphs 16 or 37, (iv) the subordination or non-subordination of this Lease per Paragraph 30, where any such failure continues for a period of twenty (20) days following written notice by or on behalf of Lessor to Lessee.

             (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b), or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

             (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. ss.101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

             (f) The discovery by Lessor that any financial statement given to Lessor by Lessee was materially false.

        13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

             (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

             (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

             (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

             (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.3 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by the Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after written notice that such amount is due, provided that the first such late charge in any calendar year shall not be imposed until ten (10) days after written notice that such amount is past due (which ten (10) day period may run concurrently with a notice of default given to Lessee pursuant to Paragraph 13.1(b) above), then Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.4 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.4, a reasonable time shall in no event be less than thirty (30) days (or such shorter time period in the event of an emergency) after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion. If Lessor fails to perform any obligation, after written notice and within the time period, as set forth herein, Lessee shall thereafter have the right to perform such obligation on behalf of Lessor and shall be entitled to deduct all reasonable out-of-pocket actual costs of performing such obligation from Base Rent and additional rent payable by Lessee hereunder; provided, however, that if Lessor has failed to perform any such obligation, such dispute shall be submitted to arbitration in accordance with Paragraph 54 of this Lease prior to Lessee exercising its right to deduct such costs pursuant to this sentence.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within twenty (20) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent and all items of additional rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power and shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation awarded for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee may, at its option, participate with Lessor in any condemnation matter affecting the Premises.

15. BROKER'S FEE. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16.     TENANCY STATEMENT.

        16.1 Each Party (as "RESPONDING PARTY") shall within twenty (20) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

        16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment the written assumption by such transferee of the Lessor's obligations hereunder (other than obligations or responsibilities related to or otherwise arising from the Stock Purchase Agreement), and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as herein above defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due either party hereunder, other than late charges, not received within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.3.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS. Except with respect to the Stock Purchase Agreement, this Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.     NOTICES.

        23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. HOLD OVER BY LESSEE. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all of the provisions of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1 SUBORDINATION. Subject to Paragraph 30.3 below, this Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

        30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender in form reasonably acceptable to Lessee, that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Within thirty (30)) days after the mutual execution of this Lease, Lessor shall use its best efforts to provide such non-disturbance agreement for any Lender with a Security Device in place as of the date of this Lease.

        30.4 SELF-EXECUTING. Subject to Lessee receiving the non-disturbance agreement as provided in Paragraph 30.3 above, the agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein, subject to Lessee receiving the non-disturbance agreement as provided in Paragraph 30.3 above.

31. ATTORNEY'S FEES. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to reasonable attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times during normal business hours upon prior written notice for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent.

34. SIGNS. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Lessee shall not place any signs on the roof of any building on the Premises without Lessor's prior written consent, which consent may be withheld in Lessor's sole and absolute discretion.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessee agrees to reimburse Lessor for such actual and reasonable costs paid by Lessor to third parties in connection with reviewing Lessee's requests for consent, such reimbursement to be made within thirty (30) days following Lessee's receipt of an itemized statement detailing the nature, payee and amount of such costs.

37. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

38.     OPTIONS.

        38.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises; (c) the right to purchase the Premises or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises.

        38.2 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease has been validly exercised.

        38.3 EFFECT OF DEFAULT ON OPTIONS.

             (a) Lessee shall have no right to exercise an Option, notwithstanding any provisions in the grant of Option to the contrary (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

             (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

             (c) All rights of lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

39. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

40. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement, rights, dedication, map or restrictions.

41. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

42. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represent and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

43. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions

44. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

45. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

46. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

        IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at ___________________________   Executed at __________________________
on ____________________________________   on ___________________________________

by LESSOR:                                By LESSEE:

SIERRA INVESTMENTS,                       WHITE CAP INDUSTRIES, CORP.,
a Nevada general partnership              a California corporation

By:____________________________________   By:_________________________________
Name:__________________________________   Name: Greg Grosch
Title:_________________________________   Title:  President

Address:                                  Address: 3120 Airway Avenue
                                                   Costa Mesa, CA 92626
                                                   Tel No: (714) 850-0900
                                                   Fax No: (714) 850-1634

                              ADDENDUM TO STANDARD
                  INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET

        This ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET ("Addendum") is made and entered into by and between TOTH ENTERPRISES, a California general partnership ("Lessor") and RONFRAN INCORPORATED d/b/a STANDARD PACIFIC INDUSTRIES ("Lessee"), as of the date set forth on the first page of that certain Standard Industrial/Commercial Single-Tenant Lease - Net ('Lease") between lessor and Lessee to which this Addendum is attached and incorporated. The terms, covenants and conditions set forth herein are intended to and shall have the same force and effect as if set forth in the Lease. To the extent the provisions of this Addendum are inconsistent with any provisions of the Lease, the Addendum shall supersede and control.

47. RENT INCREASES. Upon the anniversary date of the Commencement Date of the Original Term and every year thereafter (except for the first year of any option term which shall be determined pursuant to the provisions of Paragraph
1.3 of the Lease, or during any subsequent year of an option term if the appraisal provides that the Base rent should be held constant for one (1) or more years) the said monthly rental amount shall be adjusted as hereinafter provided, but in no event shall the monthly rent after the adjustment be less than the monthly rent paid immediately prior to the said adjustment.

        The adjustment shall be calculated in the following manner: multiply the monthly rent paid immediately prior to the adjustment by a fraction, which is the amount of increase by which the current Consumer Price Index has increased over the prior year's Consumer Price Index.

        The Consumer Price Index shall be the United States Department of Labor Consumer Price Index, All Items, Los Angeles-Riverside-San Bernardino area (1982-84 = 100). The current Consumer Price Index for the above fraction shall be the Index for the month immediately preceding the month of the rent adjustment. The prior year's Consumer Price Index shall be the Index for the twelfth (12th) month immediately preceding the current Consumer Price Index.

        If the Consumer Price Index is at any time hereafter no longer published, a comparable index generally accepted and employed by the U.S. Government shall be used.

48. LESSOR'S IMPROVEMENTS. Notwithstanding anything to the contrary set forth in the Lease, all improvements on the Premises as of the Commencement Date are hereby deemed to be the property of Lessor.

49. OPTION TO PURCHASE. Lessee shall have a right of first refusal during the Lease term or renewal term to purchase the Premises and Lessor shall not enter into a purchase contract or similar agreement for the Premises without given written notice to Lessor, as provided herein. At such time as Lessor is ready to sell the Premises, Lessor shall give written notice to Lessee ("Lessor's Notice") of the terms and conditions of the terms and conditions of such proposed purchase along with a photocopy of a bona fide offer and counteroffer, if any, duly executed by the prospective purchase and Lessor. Lessee shall have a period of fifteen (15) business days after receipt of the Lessor's Notice in which to elect to exercise its right of first refusal to purchase on the terms and conditions set forth in the Lessor's Notice. If Lessee does not exercise its right of first refusal, then Lessor may sell the Premises to the purchaser on the proposed terms and conditions set forth in Lessor's Notice. In the event Lessor does not consummate a sale with the proposed purchaser on the terms and conditions provided in Lessor's Notice (or on terms no more favorable to such purchaser) within five (5) months of Lessee's receipt of Lessor's Notice, this right of first refusal shall again apply in the manner set forth herein. Lessee's decision (or its deemed decision) not to exercise its right of first refusal following receipt of the Lessor's Notice shall not result in termination of or otherwise affect Lessee's option granted in Paragraph 54 hereunder. Lessor hereby grants to Lessee the exclusive right and option to purchase the Premises (including the existing cranes, crane ways, and other fixtures in the building) at any time after the second anniversary of the Commencement Date and prior to Expiration Date of the Lease, as may be extended. The Option shall be exercised, if at all, by written notice from Lessee to Lessor stating Lessee's unconditional election to acquire the Premises and all improvements (the "Option Notice"). Upon Lessee's delivery of the Option Notice, Lessor will be obligated to sell to Lessee and Lessee will be obligated to purchase from lessor at the Closing within ninety (90) days of the Option Notice, the Premises. The purchase price shall be determined by having the Lessor and Lessee each name one appraiser competent to appraise the value of the Premises and if the two appraisers cannot agree upon a value within (30) days, they shall appoint a third appraiser and the decision of the majority shall be binding upon all parties. The appraisers shall separately appraise the cranes for purposes of determining the Premises' fair market value.

50. CONDITIONS OF PREMISES. Notwithstanding anything to the contrary set forth in the Lease, and as a material inducement to the execution and delivery of the Lease by Lessor and the performance by Lessor of Lessor's duties and obligations thereunder, Lessee does hereby acknowledge, represent, warrant and agree to and with Lessor that Lessee is leasing the Premises in its current "AS-IS / WHERE IS condition "WITH ALL FAULTS" as of the Commencement Date, and neither Lessor nor any agent, or employee of Lessor has made any representation or warranty regarding the Premises (except as expressly set forth in the Lease, if at all), and Lessor (except as provided in Lease) has no obligation to repair or correct any fact, circumstances, conditions or facts regarding the Premises or to compensate Lessee for same.

51. ARBITRATION. Any and all disputes with respect to this Lease, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators appointed pursuant to such Rules, and judgment upon the award rendered by such arbitrators may be entered in any court having jurisdiction. Such arbitrators shall not have the authority or power to reform, alter, amend or modify andy of the terms or conditions of this Lease or to enter an award which reforms, alters, amends or modifies such terms or conditions. The decision of such arbitrators shall be in writing, setting forth both findings of fact and of law, and shall be final and conclusive upon the parties; and no suit at law or in equity based on such dispute, controversy or claim shall be instituted by any party hereto, other than to enforce the award of such arbitrators. Such arbitration shall be conducted in Ontario, California, or in such other location as the parties thereto may agree.

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum the date and year first above written.


LESSOR                                       LESSEE

TOTH ENTERPRISES,                            RONFRAN INCORPORATED,
a California general partnership             a California corporation

___________________________________          ___________________________________
By:                                          By:
Its:                                         Its: